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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 25, 2003

                              CONVERGYS CORPORATION
             (Exact name of registrant as specified in its charter)



                  Ohio                                   1-4379                           31-1598292
      (State or other jurisdiction              (Commission File Number)                 (IRS Employer
           of incorporation)                                                          Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                                                 45202
(Address of principal executive offices)                                                  (Zip Code)


       Registrant's telephone number, including area code: (513) 723-7000



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FORM 8-K                                                   CONVERGYS CORPORATION


ITEM 5.   OTHER EVENTS.

     On February 25, 2003, Convergys Corporation announced that its Board of Directors authorized the Company to repurchase up to 10 million of its common shares from time to time as market and business conditions warrant. The repurchases may be through open market and privately negotiated transactions. Convergys currently has approximately 173 million common shares outstanding of which approximately 17.8 million were held as treasury shares.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONVERGYS CORPORATION



                                    By: /s/ William H. Hawkins II
                                       -----------------------------------------
                                       William H. Hawkins II
                                       Senior Vice President General Counsel
                                       and Secretary



Date:  February 25, 2003